SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   October 29, 2001
                                                          ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-7)


                   ABN AMRO MORTGAGE CORPORATION Series 2001-7
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                                  333-67584-03
--------------------------------------------------------------------------------
                            (Commission File Number)


                                   36-3886007
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)


    135 South LaSalle Street, Chicago, Illinois                        60603
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                        (Zip Code)


                                 (312) 904-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On or about October 29, 2001, the Registrant will cause the issuance and sale of approximately $476,959,443 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-7 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of October 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, The Chase Manhattan Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant has been advised by Goldman, Sachs & Co. ("Goldman"), that Goldman has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the
Certificates following the effective date of Registration Statement No. 333-67584 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by Goldman. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by Goldman at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

               Item 601(a) of
               Regulation S-K
Exhibit  No.   Exhibit No.      Description
-------------  ---------------  ------------

     1                99        Computational Materials--Computational Materials
                                (as defined in Item 5) that have been provided by Goldman to certain prospective purchasers of ABN AMRO Mortgage Corporation Mortgage Pass
                                Through Certificates Series 2001-7

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ABN AMRO MORTGAGE CORPORATION
                                           (Registrant)




Dated: October 26, 2001                 By: /s/  Maria Fregosi
                                           -------------------------------------
                                        Name:   Maria Fregosi
                                        Title:  Vice President

                                INDEX OF EXHIBITS



                  Item 601(a) of             Sequentially
Exhibit           Regulation S-K             Numbered
Number            Exhibit No.                Description
--------          --------------             ------------

Exhibit 1         99                        Computational Materials

                                                                    EXHIBIT 99.1
                                                                    ------------

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                 October 3, 2001

--------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

                $381,570,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                    ABN AMRO MORTGAGE CORPORATION, DEPOSITOR
          MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-7


--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of approximately $381,570,000.00 of senior securities with a Certificate Interest Rate of 7.0% expected to be rated AAA by two of the three: S&P, Fitch, or Moody's.
o The expected amount of credit support for the senior certificates is 3.4% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral consists of conventional fixed rate 30 year mortgage loans secured by first liens on one to four family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o     The amount of senior certificates is approximate and may vary by up to 5%.
o     The  senior   certificates   may   consist  of  multiple
      classes, under a structure to be determined

--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (approximate)
--------------------------------------------------------------------------------
Total Outstanding Principal Balance:                                $395,000,000
Number of Mortgage Loans:                                                    954
Average Principal Balance of the Mortgage Loans:                        $414,000
Weighted Average Annual Mortgage Interest Rate:                            7.29%
Expected Servicing Fees for the Mortgage Loans
  (including Master Servicing Fee):                                       25 bps
Weighted Average Maturity:                                                   359
Weighted Average Seasoning:                                                    1
Weighted Average Original Loan-To-Value Ratio:                               74%
Primary Residence:                                                           97%
FICO                                                                         727
Cash-Out Refinance %:                                                      16.6%
Originated Under the Full/Alt Documentation                                 100%
Program:

GEOGRAPHIC DISTRIBUTION:                               TYPE OF DWELLINGS:
California            47%                              Single-Family     81%
                     (50%max)                          Detached


--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------
Issuer:                         ABN AMRO Mortgage Corporation
                                Series 2001-7
Underwriter:                    Goldman, Sachs & Co.
Seller/Servicer:                ABN AMRO Mortgage Group, Inc.
Master Servicer                 ABN AMRO Mortgage Group, Inc.
Trustee:                        The Chase Manhattan Bank
Type of Issuance:               Public
Servicer Advancing:             Yes, subject to recoverability
Compensating Interest:          Yes, to the extent of Master
                                Servicing, but in no case more than 1/12th of
                                0.125% of the Pool Scheduled Principal Balance
                                for such Distribution Date
Legal Investment:               The senior certificates are SMMEA
                                eligible at settlement
Interest Accrual:               Prior calendar month
Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans
ERISA Eligible:                 Underwriter's exemption may apply to senior
                                certificates, however prospective purchasers
                                should consult their own counsel
Tax Treatment:                  Single REMIC; senior certificates
                                are regular interests
Structure:                      Senior/Subordinate; shifting interest with a
                                five year prepayment lockout to junior
                                certificates
Expected Subordination:         3.4%
Expected Rating Agencies (Two   Fitch, Inc. ("Fitch"),
  of the Three):                Standard & Poor's ("S&P") or Moody's.
Delivery:                       Senior certificates - DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------
Expected Settlement:                              October 29, 2001
Cut-off Date:                                     October 11, 2001
First Distribution Date:                         November 25, 2001
Distribution Date:                              25th of each month













This  material is for your private  information  and we are not  soliciting  any action  based upon it. This  material is not to be construed  as an offer to sell or the  solicitation  of any offer to buy any  security in any  jurisdiction  where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman,  Sachs & Co., nor any of their affiliates makes any  representation  as to the accuracy or completeness of the information  herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities  that will actually be sold.  The  information  contained in this material may be based on assumptions  regarding market  conditions  and other  matters as reflected  therein.  We make no  representations  regarding  the  reasonableness  of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates,  officers, directors, partners and employees, including persons involved in the  preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities  mentioned herein or derivatives  thereof  (including  options).  This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective  registration  statement  previously filed with the
SEC under Rule 415 of the  Securities  Act of 1933,  including in cases where the material does not pertain to securities  that are ultimately offered for sale pursuant to such registration  statement.  Information  contained in this material is current as of the date appearing on this material only.  Information in this material  regarding the securities and the assets backing any securities discussed herein supersedes all prior information  regarding such securities and assets. Any information in this material,  whether regarding the assets backing any securities discussed herein or otherwise,  is preliminary and will be superseded by the applicable prospectus  supplement  and any other  information  subsequently  filed with the SEC.  The  information  contained  herein  will be superseded  by the  description  of the mortgage pool  contained in the  prospectus  supplement  relating to the  certificates  and supersedes all information  contained in any collateral  term sheets relating to the mortgage pool previously  provided by Goldman,
Sachs & Co. In addition,  we mutually agree that,  subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.